                                                                  Exhibit 10.22

                                                                [EXECUTION COPY]

                     AMENDMENT AGREEMENT TO CREDIT AGREEMENT

      Amendment Agreement to Credit Agreement, dated as of March 17, 2000 (this "Amendment Agreement"), among DUANE READE, a New York general partnership (the "Borrower"), DUANE READE INC., a Delaware corporation ("Holdings"), DRI I INC., a Delaware corporation ("DRI I" and, together with Holdings, collectively, the "Parent Guarantors"), DUANE READE INTERNATIONAL, INC., a Delaware corporation ("Duane Reade IP") DUANE READE REALTY, INC., a Delaware corporation ("Duane Reade Realty" and together with Duane Reade IP, collectively, the "Affiliate Guarantors" and, together with the Parent Guarantors, collectively, the "Designated Guarantors"), the various financial institutions as are or may become parties hereto (collectively, the "Lenders"), DLJ CAPITAL FUNDING, INC. ("DLJ"), as syndication agent (in such capacity, the "Syndication Agent") for the Lenders, FLEET NATIONAL BANK ("Fleet"), as administrative agent (in such capacity, the "Administrative Agent") for the Lenders and CREDIT LYONNAIS NEW YORK BRANCH ("Credit Lyonnais"), as the documentation agent (in such capacity, the "Documentation Agent") for the Lenders.

                              W I T N E S S E T H:

      WHEREAS, pursuant to the Second Amended and Restated Credit Agreement, dated as of March 17, 1999 (together with all Loan Documents (as defined therein), in each case as amended prior to the date hereof, the "Existing Credit Agreement"), among the Borrower, the Designated Guarantors, the various financial institutions party thereto (collectively, the "Existing Lenders"), the Syndication Agent, the Administrative Agent and the Documentation Agent, the Existing Lenders made and were committed to make Credit Extensions to the Borrower on the terms and conditions set forth therein;

      WHEREAS, the Borrower and Designated Guarantors have requested, and the Lenders have agreed, subject to the terms and conditions hereinafter set forth, to amend and restate the Existing Credit Agreement (together with all schedules and exhibits thereto) in its entirety in the form of the Third Amended and Restated Credit Agreement (as defined below);

      NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereto hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

      SECTION 1.1. Certain Definitions. The following terms (whether or not underscored) when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural form thereof):

      "Affiliate Guarantors" is defined in the preamble.

      "Amendment Agreement" is defined in the preamble.

      "Amendment Effective Date" is defined in Section 3.1.

      "Borrower" is defined in the preamble.

      "Credit Agreement" is defined in the first recital.

      "Designated Guarantors" is defined in preamble.

      "DRI I" is defined in the preamble.

      "Duane Reade IP" is defined in preamble.

      "Duane Reade Realty" is defined in preamble.

      "Existing Credit Agreement" is defined in the first recital.

      "Holdings" is defined in the preamble.

      "Parent Guarantors" is defined in the preamble.

      "Third Amended and Restated Credit Agreement" is defined in Section 2.1.

      SECTION 1.2. Other Definitions. Terms for which meanings are provided in the Third Amended and Restated Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment Agreement with such meanings.

                                   ARTICLE II

                            AMENDMENT AND RESTATEMENT
                          OF EXISTING CREDIT AGREEMENT

      SECTION 2.1. Amendment and Restatement of Existing Credit Agreement. On the Amendment Effective Date, the Existing Credit Agreement (including all schedules and exhibits thereto) shall be and is hereby amended and restated to read in its entirety as set forth in Annex I hereto (as set forth in such Annex I, the "Third Amended and Restated Credit Agreement"), and as so amended and restated is hereby ratified, approved and confirmed in each and every respect. The rights and obligations of the parties to the Existing Credit Agreement with respect to the period prior to the Amendment Effective Date shall not be affected by such amendment and restatement.

                                   ARTICLE III

                           CONDITIONS TO EFFECTIVENESS

      SECTION 3.1. Amendment Effective Date; Conditions Precedent to Borrowing of Additional Term C Loans. This Amendment Agreement (and the amendments and modifications contained herein) shall become effective on the date (the "Amendment Effective Date") when each of the conditions set forth in this
Article III shall have been fulfilled to the reasonable satisfaction of the Agents. The obligation of each Lender having an Additional Term C Loan Commitment to make the initial Additional Term C Loan shall be subject to the prior or concurrent satisfaction of each of the conditions precedent set forth in this Article in addition to those set forth in Section 5.1 of the Third Amended and Restated Credit Agreement.

      SECTION 3.1.1. Execution of Counterparts. The Agents shall have received executed counterparts of this Amendment Agreement, duly executed and delivered on behalf of each of the Borrower, the Designated Guarantors, the Agents and the Required Lenders (which shall include (a) those Lenders having greater than 50% of the Revolving Loan Commitments prior to the Amendment Effective Date, (b) those Lenders holding greater than 50% of the aggregate amount of the Loans outstanding under the Term C Loans and (c) each Lender that has an Additional Term C Loan Commitment, if any).

      SECTION 3.1.2. Resolutions, etc. The Agents shall have received, with a copy for each Lender, from each Obligor a certificate, dated the Amendment Effective Date, of its Secretary, Assistant Secretary or general partners, as applicable, as to (i) resolutions of its Board of Directors or all partnership action, as applicable, then in full force and effect authorizing the execution, delivery and performance of this Amendment Agreement, (ii) the incumbency and signatures of those of its officers or general partners, as applicable, authorized to act with respect to this Amendment Agreement and each such other Loan Document executed by it and (iii) the full force and validity of its Organic Documents and true and complete copies of all amendments thereto since December 16, 1999, upon which certificate each Agent, the Documentation Agent, the Issuer and each Lender may conclusively rely until it shall have received a further certificate of the Secretary, Assistant Secretary or general partners, as applicable, of such Obligor canceling or amending such prior certificate.

      SECTION 3.1.3. Opinion of Counsel. The Agents shall have received an opinion, dated the Amendment Effective Date and addressed to the Agents, the Documentation Agent and all of the Lenders from Latham & Watkins, special New York counsel to each of the Obligors, in form and substance reasonably satisfactory to the Agents and its counsel.

      SECTION 3.1.4. Amendment Fee. The Agents shall have received, (a) for the account of each Lender that delivers an executed signature page to the Amendment Agreement to the Syndication Agent prior to 5:00 p.m., New York City time, March 14, 2000, an amendment fee in an amount equal to .125% of the sum of (i) the outstanding principal amount of Term Loans owing to such Lender on such date plus (ii) the product of such Lender's Percentage of the Commitment to make Revolving Loans multiplied by the Revolving Loan Commitment Amount on such date and (b) all fees, costs and expenses due and payable pursuant to Sections 3.3 and 11.3 of the Credit Agreement to the extent then invoiced.

      SECTION 3.1.5. Satisfactory Legal Form. All documents executed or submitted pursuant hereto by or on behalf of the Borrower or any of its Subsidiaries or any other Obligors shall be satisfactory in form and substance to the Agents and their counsel. The Agents and their counsel shall have received all information, approvals, opinions, documents or instruments as the Agents or their counsel may reasonably request.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

      SECTION 4.1. Representations and Warranties. In order to induce the Lenders to execute and deliver this Amendment Agreement, each of the Borrower and each Designated Guarantor hereby represents and warrants as set forth below:

            (a) After giving effect to this Amendment Agreement, the amendment of the Existing Credit Agreement does not impair the validity, effectiveness or priority of the Liens granted pursuant to the Pledge Agreement and the Security Agreement (as such terms are defined in the Existing Credit Agreement, collectively, the "Security Documents"), and such Liens continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred. Neither the amendment of the Existing Credit Agreement effected pursuant to this Amendment Agreement nor the execution, delivery, performance or effectiveness of this

      Amendment Agreement requires that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens. The position of the Lenders with respect to such Liens, the Collateral (as defined in the Security Documents) in which a security interest was granted pursuant to the Security Documents, and the ability of the Administrative Agent to realize upon such Liens pursuant to the terms of the Security Documents have not been adversely affected in any material respect by the amendment of the Existing Credit Agreement effected pursuant to this Amendment Agreement or by the execution, delivery, performance or effectiveness of this Amendment Agreement.

            (b) Each Obligor reaffirms as of the Amendment Effective Date such Person's respective covenants and agreements contained in the Credit Agreement, each Security Agreement and each Pledge Agreement to which such Person is a party, including, in each case, as such covenants and agreements may be modified by the Amendment Agreement. Each such Obligor further confirms that each such Loan Document to which such Person is a party is and shall continue to be in full force and effect and the same are hereby ratified, approved and confirmed in all respects, except that upon the occurrence of the Amendment Effective Date, all references in such Loan Documents to the "Credit Agreement", "Loan Documents", "thereunder", "thereof", "therein" or words of like or similar import shall mean and be a reference to the Credit Agreement and the Loan Documents (as such term is defined in the Credit Agreement).

            (c) Both before and immediately after giving effect to this Amendment Agreement,

                  (i) the representations and warranties set forth in Article VI of the Credit Agreement (excluding, however, those contained in Section 6.7 of the Credit Agreement) and each other Loan Document are, in each case, true and correct (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date);

                  (ii) except as disclosed by the Borrower or any Parent
            Guarantor to the Agents, the Documentation Agent and the Lenders pursuant to Section 6.7 of the Credit Agreement

                        (A) no labor controversy, litigation, arbitration or
                  governmental investigation or proceeding (including any relating to any Pharmaceutical Law) is pending or, to the knowledge of the Borrower or any Parent Guarantor, threatened against the Borrower, any Parent Guarantor or any of their respective Subsidiaries which could reasonably be expected to have a Material Adverse Effect or which purports to affect the legality, validity or enforceability of this Second Amendment, the Credit Agreement, the Notes or any other Loan Document; and

                        (B) no development has occurred in any labor
                  controversy, litigation, arbitration or governmental investigation or proceeding (including any relating to any Pharmaceutical Law) disclosed pursuant to Section 6.7 of the Credit Agreement which could reasonably be expected to have a Material Adverse Effect; and

                  (iii) no Default has (or will have) occurred and is (or will
            be) continuing, and neither the Borrower, any Parent Guarantor nor any of their respective Subsidiaries are in material violation of any law or governmental regulation or court order or decree (including any Pharmaceutical Law).

                                    ARTICLE V

                                  MISCELLANEOUS

      SECTION 5.1. Cross-References. References in this Amendment Agreement to any Article or Section are, unless otherwise specified or otherwise required by the context, to such Article or Section of this Amendment Agreement.

      SECTION 5.2. Loan Document Pursuant to Credit Agreement. This Amendment Agreement is a Loan Document executed pursuant to the Third Amended and Restated Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Third Amended and Restated Credit Agreement.

      SECTION 5.3. Successors and Assigns. This Amendment Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

      SECTION 5.4. Counterparts. This Amendment Agreement may be executed by the parties hereto in several counterparts, each of which when executed and delivered shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

      SECTION 5.5. Governing Law. THIS AMENDMENT AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                Signature Page to Duane Reade Amendment Agreement

      IN WITNESS WHEREOF, the signatories hereto have caused this Amendment Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                    BORROWER:
                                    DUANE READE
                                    By Duane Reade Inc., a general partner


                                       By____________________________________
                                         Title:

                                    By DRI I Inc., a general partner


                                       By____________________________________
                                         Title:

                                    PARENT GUARANTORS:
                                    DUANE READE INC.


                                       By____________________________________
                                         Title:


                                    DRI I INC.


                                       By____________________________________
                                         Title:

                Signature Page to Duane Reade Amendment Agreement

                                    AFFILIATE GUARANTORS:
                                    DUANE READE INTERNATIONAL, INC.


                                    By____________________________________
                                      Title:


                                    DUANE READE REALTY, INC.


                                    By____________________________________
                                      Title:

                Signature Page to Duane Reade Amendment Agreement

                                    DLJ CAPITAL FUNDING, INC., as the
                                       Syndication Agent and as a Lender


                                    By____________________________________
                                      Title:

                Signature Page to Duane Reade Amendment Agreement

                                    FLEET NATIONAL BANK, as the Administrative
                                       Agent and as a Lender


                                    By____________________________________
                                      Title:

                Signature Page to Duane Reade Amendment Agreement

                                    CREDIT LYONNAIS NEW YORK BRANCH, as
                                       the Documentation Agent and as a Lender


                                    By____________________________________
                                      Title:

                Signature Page to Duane Reade Amendment Agreement

                                    LENDERS:

                                    SUMMIT BANK


                                    By____________________________________
                                      Title:

                Signature Page to Duane Reade Amendment Agreement

                                    BHF (USA) CAPITAL CORPORATION


                                    By____________________________________
                                      Title:


                                    By____________________________________
                                      Title:



                                    BALANCED HIGH-YIELD FUND II LTD.,
                                       By: BHF (USA) CAPITAL CORPORATION,
                                       acting as attorney-in-fact


                                    By____________________________________
                                      Title:


                                    By____________________________________
                                      Title:

                Signature Page to Duane Reade Amendment Agreement

                                    HELLER FINANCIAL, INC.


                                    By____________________________________
                                      Title:

                Signature Page to Duane Reade Amendment Agreement

                                    ORIX USA CORPORATION


                                    By____________________________________
                                      Title:

                Signature Page to Duane Reade Amendment Agreement

                                    OSPREY INVESTMENTS PORTFOLIO
                                    By Citibank, N.A., as Manager


                                    By____________________________________
                                      Title:

                                    STRATEGIC MANAGED LOAN PORTFOLIO
                                    By Citibank, N.A., as Manager


                                    By____________________________________
                                      Title:

                Signature Page to Duane Reade Amendment Agreement

                                    MORGAN STANLEY DEAN WITTER PRIME
                                       INCOME TRUST


                                    By____________________________________
                                      Title:

                Signature Page to Duane Reade Amendment Agreement

                                    VAN KAMPEN CLO I, LIMITED
                                    By Van Kampen Management, Inc., as
                                          Collateral Manager


                                    By____________________________________
                                      Title:

                                    VAN KAMPEN SENIOR FLOATING RATE FUND By Van
                                    Kampen Investment Advisory Corp.


                                    By____________________________________
                                      Title:

                                    VAN KAMPEN PRIME RATE INCOME TRUST By Van
                                    Kampen Investment Advisory Corp.


                                    By____________________________________
                                      Title:

                Signature Page to Duane Reade Amendment Agreement

                                    Merrill Lynch Global Investment Series:
                                       INCOME STRATEGIES PORTFOLIO
                                    By Merrill Lynch Asset Management, L.P., as
                                          Investment Advisor

                                    By____________________________________
                                      Title:

                                    MERRILL LYNCH DEBT STRATEGIES
                                       PORTFOLIO
                                    By Merrill Lynch Asset Management, L.P., as
                                          Investment Advisor

                                    By____________________________________
                                      Title:

                                    MERRILL LYNCH PRIME RATE PORTFOLIO
                                    By Merrill Lynch Asset Management, L.P., as
                                          Investment Advisor

                                    By____________________________________
                                      Title:

                                    DEBT STRATEGIES FUND, INC.


                                    By____________________________________
                                      Title:

                                    MERRILL LYNCH SENIOR FLOATING RATE
                                       FUND, INC.


                                    By____________________________________
                                      Title:

                                    MERRILL LYNCH SENIOR FLOATING RATE
                                       FUND II, INC.

                Signature Page to Duane Reade Amendment Agreement

                                    By____________________________________
                                      Title:

                                    SENIOR DEBT PORTFOLIO
                                       By: Boston Management and Research, as
                                          Investment Advisor

                                    By____________________________________
                                      Title:

                                    EATON VANCE INSTITUTIONAL SENIOR
                                    LOAN FUND
                                       By: Eaton Vance Management, as Investment
                                          Advisor

                                    By____________________________________
                                      Title:

                                    EATON VANCE SENIOR INCOME TRUST
                                       By: Eaton Vance Management, as Investment
                                          Advisor

                                    By____________________________________
                                      Title:

                                    OXFORD STRATEGIC INCOME FUND
                                       By: Eaton Vance Management, as Investment
                                          Advisor

                                    By____________________________________
                                      Title:

              Signature Page to Duane Reade Amendment Agreement

                                    KZH PAMCO LLC


                                    By____________________________________
                                      Title:

                Signature Page to Duane Reade Amendment Agreement

                                    CAPTIVA III FINANCE LTD., as advised by
                                       Pacific Investment Management Company


                                    By____________________________________
                                      Title:

                Signature Page to Duane Reade Amendment Agreement

                                    THE CHASE MANHATTAN BANK


                                    By____________________________________
                                      Title:

                Signature Page to Duane Reade Amendment Agreement

                                    ATHENA CDO, Limited
                                    By: Pacific Investment Management Company,
                                        as its Investment Advisor
                                    By: PIMCO Management Inc., a general partner


                                    By____________________________________
                                      Title:

                Signature Page to Duane Reade Amendment Agreement

                                    THE FUJI BANK, LTD.


                                    By____________________________________
                                      Title:


                                    MOUNTAIN CAPITAL CLO I, LTD.


                                    By____________________________________
                                      Title:

                Signature Page to Duane Reade Amendment Agreement

                                    CLYDESDALE CBO I, LTD.
                                    By Nomura Corporate Research and Asset
                                    Management Inc. as Investment Advisor


                                    By____________________________________
                                      Title:

                Signature Page to Duane Reade Amendment Agreement

                                    STEIN ROE FLOATING RATE LIMITED LIABILITY
                                    COMPANY
                                    By Stein Roe & Farnham Incorporated as
                                       advisor


                                    By____________________________________
                                      Title:

                                    LIBERTY STEIN ROE ADVISOR FLOATING
                                    RATE ADVANTAGE FUND
                                    By Stein Roe & Farnham Incorporated as
                                       advisor


                                    By____________________________________
                                      Title:

                Signature Page to Duane Reade Amendment Agreement

                                    FLOATING RATE PORTFOLIO
                                    By Invesco Senior Secured Management, Inc.,
                                       as attorney in fact


                                    By____________________________________
                                      Title:

                Signature Page to Duane Reade Amendment Agreement

                                    ELT LTD.


                                    By____________________________________
                                      Title: